Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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RAINIER PACIFIC FINANCIAL GROUP, INC.
(Name of Registrant as Specified in Its Charter)

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Name of Person(s) Filing Proxy Statement)

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                                                                                                            March 18, 2004

Dear Shareholder:

        You are cordially invited to attend the First Annual Meeting of Shareholders of Rainier Pacific Financial Group, Inc. to be held at the Sheraton Tacoma Hotel located at 1320 Broadway, Tacoma, Washington, on Monday, April 26, 2004, at 1:00 p.m., local time.

        The Notice of First Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on Rainier Pacific's operations and respond to appropriate questions from shareholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. Upon completing your review of the enclosed material, please mark, sign, date, and return your proxy card in the enclosed envelope. Voting by proxy will not prevent you from voting in person if you attend the meeting, but it will ensure that your vote is counted if you are unable to attend.

        On behalf of the board of directors and officers of Rainier Pacific Financial Group, Inc., we look forward to seeing you at the meeting.

                                                                                                            Sincerely,

                                                                                                            /s/ John A. Hall

                                                                                                            John A. Hall
                                                                                                            President and Chief Executive Officer

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RAINIER PACIFIC FINANCIAL GROUP, INC.
3700 PACIFIC HIGHWAY EAST, SUITE 200
FIFE, WASHINGTON 98424
(253) 926-4000

NOTICE OF FIRST ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 26, 2004

        NOTICE IS HEREBY GIVEN that the First Annual Meeting of Shareholders of Rainier Pacific Financial Group, Inc. ("Company") will be held at the Sheraton Tacoma Hotel located at 1320 Broadway, Tacoma, Washington, on Monday, April 26, 2004, at 1:00 p.m., local time, for the following purposes:

(1)	To elect nine directors of the Company;

(2)	To adopt the Rainier Pacific Financial Group, Inc. 2004 Stock Option Plan;

(3)	To adopt the Rainier Pacific Financial Group, Inc. 2004 Management Recognition Plan; and

(4)	To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on March 5, 2004 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                                                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                                                            /s/ Victor J. Toy

                                                                                            VICTOR J. TOY
                                                                                            Secretary

 Fife, Washington
March 18, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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PROXY STATEMENT
OF
RAINIER PACIFIC FINANCIAL GROUP, INC.
3700 PACIFIC HIGHWAY EAST, SUITE 200
FIFE, WASHINGTON 98424
(253) 926-4000

FIRST ANNUAL MEETING OF SHAREHOLDERS
APRIL 26, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rainier Pacific Financial Group, Inc. ("Rainier Pacific" or the "Company") to be used at the First Annual Meeting of Shareholders of the Company ("Annual Meeting"). The Company is the holding company for Rainier Pacific Savings Bank ("Rainier Pacific Bank" or the "Bank"). The Annual Meeting will be held at the Sheraton Tacoma Hotel located at 1320 Broadway, Tacoma, Washington, on Monday, April 26, 2004, at 1:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about March 18, 2004.

VOTING AND PROXY PROCEDURE

        Shareholders Entitled to Vote. Shareholders of record as of the close of business on March 5, 2004 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of the close of business on the Voting Record Date, the Company had 8,442,840 shares of Common Stock issued and outstanding.

        If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

        Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum.

        Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendation of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director, FOR the adoption of the 2004 Stock Option Plan, and FOR the adoption of the 2004 Management Recognition Plan.

        The directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

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        The adoption of the 2004 Stock Option Plan and the 2004 Management Recognition Plan requires the affirmative vote of a majority of the outstanding shares of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

        Proxies; Revocation of a Proxy. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR the adoption of the 2004 Stock Option Plan and FOR the adoption of the 2004 Management Recognition Plan.

        Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

        If your Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this Proxy Statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        Participants in the Rainier Pacific 401(k) Employee Stock Ownership Plan. If a shareholder is a participant in the Rainier Pacific 401(k) Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. The instructions are confidential and will not be disclosed to the Company. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Company's knowledge, no other person or entity, other than those set forth below, beneficially owned more than 5% of the outstanding shares of Common Stock as of the close of business on the Voting Record Date.

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        The following table also sets forth, as of the close of business on the Voting Record Date information as to the shares of Common Stock beneficially owned by (a) each director of the Company, (b) each of the executive officers named in the Summary Compensation Table contained in this Proxy Statement ("named executive officers," as defined in footnote 6 to the following table) and all executive officers and directors of the Company as a group.

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Beneficial Owners of More Than 5%

Fidelity Management & Research Company(2)	843,439	9.99%
82 Devonshire Street
Boston, Massachusetts 02109

Rainier Pacific 401(k) Employee	675,427	8.00
Stock Ownership Plan (3)
3700 Pacific Highway East, Suite 200
Fife, Washington 98424

Rainier Pacific Foundation (4)	507,840	6.02
3700 Pacific Highway East, Suite 200
Fife, Washington 98424

Directors

Stephen M. Bader	50,000(5)	*
Edward J. Brooks	50,000(5)	*
Karyn R. Clarke	10,000	*
Robert H. Combs	50,000(5)	*
Charles E. Cuzzetto	25,000	*
Brian E. Knutson	50,000(5)	*
Alan M. Somers	50,000(5)	*
Alfred H. Treleven, III	50,000(5)	*

Named Executive Officers (6)

John A. Hall**	50,282(5)	*
Victor J. Toy	50,266(5)	*
Joel G. Edwards	50,228(5)	*
Carolyn S. Middleton	15,201	*
Dalen D. Harrison	25,192	*
Sandra K. Steffeney	50,218(5)	*

All Executive Officers and	576,387	6.83%
Directors as a Group (15 persons)
_______________
*	Less than one percent of shares outstanding.
**	Mr. Hall is also a director of the Company.

(footnotes continue on following page) 3
(1)	In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the ESOP which the holders have voting power but not investment power, are included as follows: Mr. Hall, 282 shares; Mr. Toy, 266 shares; Mr. Edwards, 228 shares; Ms. Middleton, 201 shares; Ms. Harrison, 192 shares; Ms. Steffeney, 218 shares; and all executive officers and directors as a group, 1,387 shares.
(2)	The number and nature of the Common Stock beneficially owned are set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004 by FMR Corp., Edward C. Johnson 3d, and Abigail P. Johnson. According to said schedule, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of 843,439 shares of the Common Stock set forth in the above table as a result of acting as investment adviser to various investment companies ("Fidelity Funds"). Fidelity states that one Fidelity Fund, Fidelity Small Cap Independence, owns 463,342 of the Common Stock owned by Fidelity. Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp. (through its control of Fidelity), and the Fidelity Funds each has sole dispositive power with respect to 843,439 Common Stock, but do not have the sole power to vote or direct the voting of the Common Stock owned directly by the Fidelity Funds, which power resides with the Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Board of Trustees. Through their ownership of voting common shares of FMR Corp. and the execution of a shareholders' voting agreement with respect to FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, and other members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp.
(3)	Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the Voting Record Date, 13,579 shares have been allocated to participants' accounts. The trustee of the ESOP is Security Trust Company.
(4)	The Rainier Pacific Foundation (the "Foundation") was established by the Company in connection with the mutual to stock conversion of Rainier Pacific Bank for the purpose of furthering its commitment to the local community. Shares of Common Stock held by the Foundation will be voted in the same ratio as all other shares of Common Stock on all proposals considered by the Company's shareholders.
(5)	Includes 25,000 shares owned by spouses or other individuals who have the same residence as the director or officer and who share their beneficial ownership interest in the Company's shares with the director or officer.
(6)	SEC regulations define the term "named executive officers" to include all individuals serving as chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Hall, Toy and Edwards and Ms. Middleton, Ms. Harrison and Ms. Steffeney were the Company's "named executive officers" for the fiscal year ended December 31, 2003.

PROPOSAL I -- ELECTION OF DIRECTORS

        The Company's Board of Directors consists of nine members. The nine members of the Board are the initial directors of the Company, each of whose term as initial director expires at the Annual Meeting in accordance with Washington law. In accordance with the Company's Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Nine directors, whose names appear in the following table, will be elected at the Annual Meeting to serve for the respective terms set forth in the table, or until their respective successors have been elected and qualified. Each director of the Company is also a director of the Bank.

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        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The Board of Directors recommends a vote "FOR" the election of all nominees named in the following table.

        The following table sets forth certain information regarding the nominees for election at the Annual Meeting.

		Year First
		Elected or Appointed	Term to
Name	Age (1)	Director (2)	Expire(3)

BOARD NOMINEES

Charles E. Cuzzetto	49	1996	2005
Stephen M. Bader	55	1996	2005
John A. Hall	42	2001	2005
Brian E. Knutson	59	1993	2006
Alan M. Somers	56	1991	2006
Alfred H. Treleven, III	46	1997	2006
Edward J. Brooks	48	1990	2007
Karyn R. Clarke	52	1998	2007
Robert H. Combs	59	1995	2007
_____________
(1)	As of December 31, 2003.
(2)	Includes prior service on the Board of Directors of the Bank.
(3)	Assuming the individual is re-elected.

         The present principal occupation and other business experience during the last five years of each nominee for election is set forth below:

        Charles E. Cuzzetto is Director of Human and Financial Resources for the Peninsula School District and was previously the Director of Audit of Tacoma Public Schools for 15 years. He has a Bachelor of Arts in Accounting from the University of Washington, and a Masters of Business Administration from City University. Mr. Cuzzetto is a certified public accountant (CPA) and is a member of the American Institute of CPAs. He is a certified internal auditor, certified management accountant and certified fraud examiner. Mr. Cuzzetto is past president for the Puget Sound Chapter of the Institute of Internal Auditors, serves on the Board of Directors for the Washington School Personnel Association, and was an adjunct professor at City University and the University of Puget Sound. He is also the author of two books on internal auditing and internal controls.

        Stephen M. Bader is Chief Operating Officer for Tacoma Radiation Oncology Centers. Mr. Bader has a Bachelor of Arts in Business and a Masters of Business Administration from the University of Puget Sound. Mr. Bader is a certified public accountant (CPA) and was previously employed by the national public accounting firm of Ernst & Young and is a member of the Washington Society of CPAs and the American Institute of CPAs. Mr. Bader previously served as an adjunct professor for business and finance at the University of Puget Sound. He is a member of Tacoma Rotary #8, and currently serves on numerous volunteer boards and committees of local community organizations and his church.

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         John A. Hall is President and Chief Executive Officer of Rainier Pacific and Rainier Pacific Bank. Mr. Hall joined Rainier Pacific Bank's predecessor in 1991 serving as its Executive Vice President and Chief Financial Officer and became its President and Chief Executive Officer in 1995. He obtained his Bachelor of Arts in Business Administration from the University of Puget Sound, is a certified public accountant (CPA) and a member of the Washington Society of CPAs and the American Institute of CPAs. After working for the national accounting firm of Ernst & Young, Mr. Hall began his career in the financial services industry in 1987. His financial institution experience prior to joining Rainier Pacific Bank's predecessor included a controllership and financial reporting position of a $650 million savings bank and also served as corporate audit manager of a $4.6 billion regional bank holding company. He is a member of the Tacoma Rotary #8, is a board member of the Washington Financial League, is a past board member and treasurer of the United Way of Pierce County and serves on various citizen committees in the educational field and for other community organizations. Mr. Hall is also a director and the President of Rainier Pacific Bank's subsidiary Support Systems, Inc.

        Brian E. Knutson is the President of Knutson, Trolson and Fargher, P.S., Inc., a public accounting firm located in Lakewood, Washington. Mr. Knutson obtained his Bachelor of Arts and Masters of Business Administration degrees from the University of Puget Sound. He is a certified public accountant (CPA) and was previously employed by the national public accounting firm of Deloitte & Touche. He is a member of the Washington Society of CPAs and the American Institute of CPAs. Mr. Knutson currently serves as the vice president of the Clover Park Rotary Club, is past president of the Westend Kiwanis Club and is active in other community organizations.

        Alan M. Somers is President and Chief Executive Officer of Cruise Holidays of Silverdale, Washington. He has a Bachelor of Arts degree from the University of Puget Sound. Mr. Somers is a member of the Cruise Lines International Association and the Silverdale Chamber of Commerce, and past president of both the Seattle Chapter of the American Institute of Banking and the Banking Vocational Advisory Board at Bellevue Community College.

        Alfred H. Treleven, III is President and Chief Executive Officer of Sprague Pest Solutions. Mr. Treleven is also Chairman of the Board of Copesan Services Inc., an international pest management company. He has served as President of the Washington State Pest Management Association, Director of the National Pest Management Association and was a member of the board of the Association of Washington Businesses. Mr. Treleven is involved with many local community organizations. He has a Bachelor of Arts degree from the University of Washington in Communications and Business.

        Edward J. Brooks is the Chairman of the Board at Rainier Pacific and Rainier Pacific Bank and has served in that capacity for the Bank since 1992. Mr. Brooks is the President and Chief Executive Officer of Sunset Pacific General Contractors, Inc., a local commercial construction and general contracting firm. He is past president of the Tacoma Narrows Rotary Club, and has served on the Board of Directors of Associated General Contractors of Washington and is actively involved with several local community organizations.

        Karyn R. Clarke is Assistant Superintendent for Elementary Education at Tacoma Public Schools. Ms. Clarke completed her undergraduate degree at Bradley University and received her Masters in Education at Pacific Lutheran University. She has served on numerous gubernatorially appointed committees and boards. Ms. Clarke served for nine years as a trustee at Tacoma Community College, six years on the University of Washington-Tacoma Advisory Board, and currently serves on the Board of Directors for the Tacoma Art Museum.

        Robert H. Combs is an independent consultant. He has a Bachelor of Science Degree in Business and Technology from Oregon State and a Masters of Business Administration in Financial Management from University of Southern California. Mr. Combs is a member of the Tacoma Rotary #8, and is active in numerous community organizations. Mr. Combs has previously served as a management consultant for the national public accounting firm of Ernst & Young and was the owner of a computer software company providing specialized technology services to medical firms.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 2003, the Board of Directors of the Company held eight meetings and the Board of Directors of the Bank held 14 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period. A majority of the Board of Directors is comprised of independent directors, in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Board of Directors has determined that all of the members of the Board of Directors are independent, except for Mr. Hall who serves as President and Chief Executive Officer of the Company and the Bank.

        The Company did not begin full operations until October 2003, upon completion of its initial public offering in connection with the conversion of Rainier Pacific Bank to the stock form of organization. References to the meetings of the Company's Board committees are from October 20, 2003 through December 31, 2003.

        The Company's Board of Directors has established an audit, compensation and nominating committees. On December 16, 2003, the Board of Directors amended its Audit Committee Charter that was initially adopted on June 17, 2003, and adopted a charter for the Compensation Committee and the Nominating Committee. Copies of the Audit and Nominating Committee's charters are attached to this Proxy Statement as Appendices A and B, respectively. The nature and composition of each of the Audit, Compensation, and Nominating Committees of the Company are described below.

        The Audit Committee, currently consisting of Directors Knutson (Chairman), Bader and Cuzzetto, evaluates the effectiveness of the Company's internal controls for safeguarding its assets and to ensure the integrity of the financial reporting. The committee hires the independent auditors and reviews the audit report prepared by the independent auditors. Each member of the Audit Committee is "independent" as defined in the Nasdaq Stock Market listing standards. The Company's Board of Directors has designated Director Knutson as the "audit committee financial expert," as defined by the SEC. All of the committee's members are independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A promulgated under the Exchange Act. The Audit Committee meets quarterly and on an as needed basis and met twice since October 2003. The Audit Committee of the Bank met seven times during the year ended December 31, 2003.

        The Compensation Committee, currently consisting of Directors Combs (Chairman), Cuzzetto and Somers meets quarterly and on an as needed basis. The Committee provides general oversight to the personnel, compensation and benefits related matters of the Company, and is responsible for the evaluation of the Company's Chief Executive Officer. This Committee met once since October 2003. The Personnel and Compensation Committee of the Bank met four times during the year ended December 31, 2003.

        The Nominating Committee is comprised of Directors Cuzzetto (Chairman), Somers and Treleven, who are independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Nominating Committee meets on an as needed basis and is responsible for selecting qualified individuals to fill openings on the Board of Directors. This Committee did not meet during the year ended December 31, 2003, however, the Bank's Nominating Committee met twice during the year and, the Company's Nominating Committee met on January 16, 2004 to nominate directors for election at the Annual Meeting. Only those nominations made by the Nominating Committee or properly presented by shareholders will be voted upon at the Annual Meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct an investigation of the proposed candidate's background to ensure there

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is no past history that would cause the candidate not to be qualified to serve as a director of the Company. The committee will consider director candidates recommended by the Company's shareholders. In the event a shareholder has submitted a proposed nominee, the committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Company's Board of Directors, in the same manner in which the committee would evaluate its nominees for director. For a description of the proper procedure for shareholder nominations, see "Shareholder Proposals" in this Proxy Statement.

Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings

        The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary, Rainier Pacific Financial Group, Inc., 3700 Pacific Highway East, Suite 200, Fife, Washington 98424. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to take appropriate legal action regarding the communication. The Company does not have a policy regarding Board member attendance at annual meetings of shareholders.

Corporate Governance

        The Company and the Bank are committed to establishing and maintaining high standards of corporate governance. The Company's and the Bank's executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of the Company's shareholders and employees. These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the Nasdaq Stock Market. The Board will continue to evaluate, and improve the Company's and the Bank's corporate governance principles and policies as necessary and as required.

        Code of Ethics. On December 16, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics for each of the Company's (i) principal executive officer and senior financial officers; (ii) directors; and (iii) officers and other employees. The Code of Business Conduct and Ethics requires individuals to maintain the highest standards of professional conduct. A copy of the Code of Business Conduct and Ethics for the Company is being filed as an exhibit to the Company's Annual Report on Form 10-K.

DIRECTORS' COMPENSATION

        During the year ended December 31, 2003, the Company did not compensate its Directors for either board or committee service. However, non-employee Directors of the Bank received a monthly retainer of $500 and a fee of $300 for each board meeting attended. In addition, the Chairman and Vice Chairman of the Bank's Board of directors received an additional fee of $500 and $50 per month, respectively. Each of the Bank's directors received $250 for committee meetings attended and the committee chairs received an additional $100 per committee meeting attended. Total fees paid to directors of the Bank during the year ended December 31, 2003 were $111,150.

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EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation paid to the Company's Chief Executive Officer and five of the executive officers. No other executive officer of the Company received salary and bonus in excess of $100,000 during the fiscal year ended December 31, 2003.

		Annual Compensation(1)			Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus (2)	Other Annual Compen- sation($)(3)	Restricted Stock Award ($)(4)	Options (#)(4)	All Other Compen- sation (5)

John A. Hall	2003	$161,459	$ 83,195	$ --	--	--	$37,675
President, Chief Executive	2002	140,000	117,506	--	--	--	31,869
Officer and Director of the
the Company and the Bank

Victor J. Toy	2003	101,363	68,777	--	--	--	32,743
Senior Vice President of	2002	89,658	80,800	--	--	--	24,728
the Company and the Bank
and Secretary of the Company

Joel G. Edwards	2003	94,772	48,403	--	--	--	28,728
Vice President, Chief Financial	2002	86,484	58,484	--	--	--	22,922
Officer and Treasurer of the
Company and the Bank
and Secretary of the Bank

Carolyn S. Middleton	2003	83,049	54,876	--	--	--	25,264
Vice President and Chief	2002	76,210	51,539	--	--	--	19,440
Lending Officer of the Bank

Dalen D. Harrison	2003	79,858	58,757	--	--	--	21,690
Vice President of the Bank	2002	75,526	49,481	--	--	--	17,190

Sandra K. Steffeney	2003	90,237	46,090	--	--	--	27,807
Vice President of the Bank	2002	88,414	58,022	--	--	--	21,669
and its subsidiary, Support
Systems, Inc.
_____________
(1)	Compensation information for fiscal year ended December 31, 2001 has been omitted as the Company was neither a public company nor a subsidiary thereof at such time.
(2)	For the year ended December 31, 2003, the amounts reported represent the annual performance awards earned by each executive officer for 2003 that were paid in 2004 under the Bank's pay for performance program. Similarly, the awards earned for 2002 that were paid in 2003 are reported in the 2002 amounts. These awards are earned based primarily upon the achievement of specific performance targets of Rainier Pacific Bank and its subsidiary.

(footnotes continued on following page) 9

(3)	Rainier Pacific Bank did not provide personal benefits or prerequisites which exceeded the lesser of $50,000 or 10% of the named individual's salary and bonus.
(4)	During the fiscal year ended December 31, 2003, the Company and the Bank did not maintain any restricted stock or stock option plans.
(5)	For the fiscal year ended December 31, 2003, the amounts reported include defined contribution amounts and employer matching contributions made to Rainier Pacific Bank's 401(k) Employee Stock Ownership Plan of $24,000, $22,624, $19,418, $17,069, $13,693 and $18,537 for Mr. Hall, Mr. Toy, Mr. Edwards, Ms. Middleton, Ms. Harrison, and Ms. Steffeney, respectively; and ESOP contributions of $4,503, $4,245, $3,644, $3,202, $3,066 and $3,478, for Mr. Hall, Mr. Toy, Mr. Edwards, Ms. Middleton, Ms. Harrison, and Ms. Steffeney, respectively; and amounts paid to each executive officer in 2003 in connection with Rainier Pacific Bank's Gainshare Program for 2002 (i.e., a non-qualified profit sharing plan that was discontinued in 2003) of $9,172, $5,874, $5,666, $4,993, $4,931 and $5,792 for Mr. Hall, Mr. Toy, Mr. Edwards, Ms. Middleton, Ms. Harrison and Ms. Steffeney, respectively.

Option Grants in Last Fiscal Year

        During the fiscal year ended December 31, 2003, the Company did not maintain a stock option plan. Therefore, no options were granted to the Chief Executive Officer and the named executive officers during the fiscal year ended December 31, 2003.

Equity Compensation Plan Information

        The following table summarizes share and exercise price information about the Company's equity compensation plans as of December 31, 2003, excluding the number of shares under the proposed 2004 Stock Option Plan and the 2004 Management Recognition Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	N/A	N/A	N/A

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	--	--	--

Option Exercise/Value Table

        During the fiscal year ended December 31, 2003, the Company did not maintain a stock option plan. Therefore, no options were exercised by the Chief Executive Officer and the named executive officers during the fiscal year ended December 31, 2003.

Employment Agreement

        The Company and the Bank have entered into a three-year employment agreement with John A. Hall in connection with the Bank's mutual to stock conversion. Under the employment agreement, the initial base salary level for Mr. Hall is $161,500, which amount will be paid by the Bank and may be increased at the discretion of the Bank's Board of Directors or an authorized committee of the Board. On each anniversary of the initial date of the employment

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agreement, the term of the agreement will be extended for an additional year unless notice is given by the board of directors to Mr. Hall at least 90 days prior to such anniversary date. The agreement may be terminated by Rainier Pacific Bank at any time, by Mr. Hall if he is assigned duties inconsistent with his initial position, duties, and responsibilities; or upon the occurrence of certain events. In the event that Mr. Hall's employment is terminated without cause or upon Mr. Hall's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of the then current cash compensation and continuation of employee benefits.

        The employment agreement also provides for a severance payment and other benefits if Mr. Hall is involuntarily terminated because of a change in control of the Company and the Bank. The agreement authorizes severance payments on a similar basis if Mr. Hall voluntarily terminates his employment following a change in control because he is assigned duties inconsistent with his position, duties, and responsibilities immediately prior to such change in control. The agreement defines the term "change in control" as having occurred when, among other things, a person other than the Company purchases shares of the Company's Common Stock under a tender or exchange offer for the shares; any person, as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; the membership of the Board of Directors changes as the result of a contested election; or shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

        The maximum value of the severance benefits under the employment agreement is 2.99 times Mr. Hall's average annual compensation during the five-year period prior to the effective date of the change in control. The employment agreement provides that the value of the maximum benefit be distributed in the form of a lump sum cash payment equal to 2.99 times Mr. Hall's base amount, and continued coverage under the Company's and the Bank's health, life and disability programs for up to a 36-month period following the change in control, the total value of which does not exceed the deductible limits of Section 280G of the Internal Revenue Code. If a change in control had occurred during the year ended December 31, 2003 and Mr. Hall elected to receive a lump sum cash payment, he would be entitled to a payment of approximately $710,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are conditioned upon a change in control. Individuals receiving parachute payments in excess of 2.99 times of their base amount are subject to a 20% excise tax on the amount of such excess payments. If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of such excess payments. The employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

Severance Agreements

        The Bank has entered into three-year change in control severance agreements with each of Victor J. Toy, Joel G. Edwards, Carolyn S. Middleton, Dalen D. Harrison and Sandra K. Steffeney. On each anniversary of the initial date of the severance agreements, the term of each agreement may be extended for an additional year at the discretion of the Board or an authorized committee of the Board. The agreements may be terminated by the Bank at any time, by the executive if he or she is assigned duties inconsistent with his or her initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations in connection with a change in control of the Company or the Bank.

        The severance agreements also provide for a severance payment and other benefits if the executive is involuntarily terminated because of a change in control of the Company and the Bank. The agreement authorizes severance payments on a similar basis where an executive voluntarily terminates employment following a change in control because of being assigned duties inconsistent with the executive's position, duties, responsibilities and status immediately prior to such change in control. The agreement defines the term "change in control" as having occurred when, among other things, a person other than the Company purchases shares of the Company's common stock under a tender or exchange offer for the shares; any person, as such term is used in Sections 13(d) and 14(d)(2) of the Exchange


Act, is or becomes the beneficial owner, directly or indirectly, of securities of Rainier Pacific Financial Group representing 25% or more of the combined voting power of the Company's then outstanding securities; the membership of the Board of Directors changes as the result of a contested election; or shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

        The maximum value of the severance benefits under the severance agreements is 2.99 times the executive's average annual compensation during the five-year period prior to the effective date of the change in control. The severance agreements provide that the value of the maximum benefit be distributed in the form of a lump sum cash payment equal to 2.99 times the executive's base amount, and continued coverage under the Company's and the Bank's health, life and disability programs for up to a 36-month period following the change in control, the total value of which does not exceed the deductible limits of Section 280G of the Internal Revenue Code. If a change in control had occurred during the fiscal year ended December 31, 2003, and that each executive elected to receive a lump sum cash payment, Mr. Toy, Mr. Edwards, Ms. Middleton, Ms. Harrison and Ms. Steffeney would be entitled to payments of approximately $425,000, $365,000, $315,000, $330,000 and $415,000, respectively. Section 280G of the Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are conditioned upon a change in control. Individuals receiving parachute payments in excess of 2.99 times their base amount are subject to a 20% excise tax on the amount of such excess payments. If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of such excess payments. The severance agreements provide that severance and other payments that are conditioned on a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

Pay For Performance Program

        Rainier Pacific Bank believes strongly in aligning the interests of its employees with its strategic objectives. To accomplish this, the Bank has adopted a pay for performance compensation philosophy that links individual employee performance and pay with risk and reward characteristics, and variable compensation awards.

        As a result of the strategic importance of the Bank's goal to deliver strong performance, sales, and customer satisfaction, all employees of Rainier Pacific Bank have a portion of their variable compensation tied to the overall level of customer satisfaction and annual sales results.

        Fundamental to the Bank's pay for performance compensation philosophy is that an individual employee's compensation is tied to annual performance and the level of pay that the employee has placed "at risk" rather than providing compensation based simply on tenure or through annual merit increases. Under the pay for performance program, employees earn monthly, quarterly, or annual performance awards based upon a combination of the employee's "at risk" portion of compensation and the employee's overall performance based on established goals.

        Each year, the Bank conducts an annual market analysis for all positions at Rainier Pacific Bank. This analysis is used to identify the relative value of each position compared to market, expressed in terms of total cash compensation, to determine each respective position's value. At the beginning of each calendar year, every employee who has received a satisfactory job performance rating based on their prior year's performance, may elect to place his or her base salary at 80% to 95% of the established position value. The level of risk that each employee selects affects their potential performance awards, and thus their total compensation.

        Specific team, departmental, and individual performance goals are established and documented that support Rainier Pacific Bank's strategic goals. At the end of every year, the employee's performance in each goal is evaluated, resulting in an average rating of performance and a corresponding variable compensation award. The amount of the annual performance award that each employee earns is determined by utilizing a matrix that combines their base salary as a percentage of the position value that represents their pay "at risk," and their actual overall performance rating relating to the achievement of their assigned goals. This pay for performance philosophy enables high performing employees that take risk with Rainier Pacific in the form of a lower base salary relative to their position value, to conceivably earn total annual compensation greater than their position value.

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AUDIT COMMITTEE MATTERS

        Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. On December 16, 2003, the Board of Directors amended its Audit Committee Charter that was initially adopted on June 17, 2003, a copy of which is attached hereto as Appendix A.

        Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended December 31, 2003:

  The Audit Committee has completed its review and discussion of the Company's 2003 audited financial statements with management;

  The Audit Committee has discussed with the independent auditor (Moss Adams, LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

  The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

  The Audit Committee has, based on its review and discussions with management of the Company's 2003 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K.

                                                    Audit Committee:             Brian E. Knutson, Chairman
                                                                                                Stephen M. Bader
                                                                                                Charles E. Cuzzetto

        Independence and Other Matters. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

COMPENSATION COMMITTEE MATTERS

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

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        Report of the Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company and the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Company, the Company's Compensation Committee has coordinated its work with that of the Personnel and Compensation Committee of the Bank's Board of Directors, and in the preparation of the following report for inclusion in this proxy statement.

        General. The Compensation Committee of the Company is responsible for all compensation and benefit matters of the Company, and the evaluation of the Company's Chief Executive Officer. The Personnel and Compensation Committee of the Bank's Board of Directors is responsible for establishing and implementing all compensation policies of the Bank and its subsidiaries. The Personnel and Compensation Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Bank and approving an appropriate compensation level. The Chief Executive Officer evaluates the performance of the Vice Presidents of the Bank and recommends to the Personnel and Compensation Committee individual compensation levels for approval.

        Compensation Policies. The Compensation Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. The principal underlying compensation policies are: (1) to attract and retain key executives who are highly qualified and are vital to the long-term success of the Company, the Bank, and its respective subsidiaries; (2) to provide levels of compensation competitive with those offered throughout the banking and financial services industries; (3) to motivate executives to enhance long-term shareholder value by helping them build their own ownership in the Company; and (4) to integrate the compensation program with the Company's and the Bank's long-term strategic planning and management process.

        Base Salary. The Bank's current compensation plan involves a combination of base salary and performance awards to reward short-term performance, and has included, and, in the future, may include grants of stock options by the Company to encourage long-term performance. The total compensation levels of executive officers are designed to be competitive within the banking and financial services industries. Individual annual performance is reviewed to determine appropriate performance awards and in establishing base salary levels.

        Annual Incentive Plan. The Annual Incentive Plan is based on annual performance of the Company and the Bank's compared to the business plan and individual performance assessments. The Plan is designed to provide for performance awards up to 60% of the respective "position values" for the Chief Executive Officer and executive officers, and up to 50% of the "position values" for most managers and employees. These maximum performance awards are available only when the incumbent's base salary is at 80% of the "position's value," and exceptional performance has been rendered.

        Compensation of the Chief Executive Officer. During the fiscal year ended December 31, 2003, the base salary of John A. Hall, President and Chief Executive Officer of the Company and the Bank, was $161,459. The Committee believes Mr. Hall's current compensation is appropriate based on competitive salary surveys and the performance of the Company and the Bank.

        The Compensation Committee and the Bank's Personnel and Compensation Committee also recommend to their respective Board of Directors the amount of fees paid for service on the Board. The committees did not recommend any changes in Board fees during the fiscal year ended December 31, 2003, however, they did recommend changes for 2004 that were subsequently approved by the Board of Directors of both the Company and the Bank. Effective January 1, 2004, both the Company and the Bank began compensating its non-employee directors with a monthly retainer of $250 and a fee of $250 for each board and committee meeting attended. In addition, the Chairman of the Board receives an additional $350 fee per month, and each committee chair receives an additional $50 per meeting.

                                    Compensation Committee:          Robert H. Combs, Chairman
                                                                                            Charles E. Cuzzetto
                                                                                            Alan M. Somers


        Compensation Committee Interlocks and Insider Participation. No executive officer of the Company has served as a member of the compensation committee of another entity, of which one or more of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a director of another entity, of which one or more of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a member of the compensation committee of another entity, of which one or more of whose executive officers served as a director of the Company.

Performance Graph

        Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Russell 2000 Index, the Nasdaq Bank Index, and the SNL Thrift Index, a peer group index. The graph assumes that total return includes the reinvestment of all dividends, and that the value of the investment in the Company's Common Stock and each index was $100 on October 21, 2003, the initial day of trading for the Company's Common Stock. The initial offering price for the Company's Common Stock was $10.00 per share, and is the base amount used in the graph. The closing price of the Company's Common Stock on October 21, 2003, its initial day of trading, was $16.99.

COMPARISON OF CUMULATIVE TOTAL RETURN*

	10/21/03	10/31/03	11/30/03	12/31/03
Rainier Pacific Financial Group, Inc.	100	167.50	163.10	159.20
Russell 2000 Index	100	101.30	104.81	106.80
Nasdaq Bank Index	100	102.52	105.37	106.72
SNL Thrift Index	100	105.57	109.90	107.00
                                                                                                                                                   *Source: Bloomberg, SNL Services

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SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended December 31, 2003, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

TRANSACTIONS WITH MANAGEMENT

        The Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with non-insider employees prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

        All loans that are made to the Company's and the Bank's directors and executive officers are subject to federal regulations restricting loans and other transactions with affiliated persons of the Company and the Bank. Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $1.6 million at December 31, 2003. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2003.

INDEPENDENT AUDITORS

        Moss Adams, LLP served as the Company's independent auditors for the fiscal year ended December 31, 2003. The Audit Committee has appointed Moss Adams, LLP as independent auditors for the fiscal year ending December 31, 2004. A representative of Moss Adams, LLP will be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement if he so desires.

Audit Fees

        During the fiscal year ended December 31, 2003, the aggregate fees billed to the Company for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2003 was $94,000, which were paid to Moss Adams, LLP. Although Rainier Pacific was not a public company during the fiscal year ended December 31, 2002, the aggregate fees billed to the Company for professional services rendered for the audit of the Company's annual financial statements during the fiscal year ended December 31, 2002 was $63,000 , which was paid to Moss Adams, LLP.

Audit Related Fees

        The Company paid fees to Moss Adams, LLP for audit-related services for the fiscal years ended December 31, 2003 and 2002, including the audit of the Company's retirement plans and the review of the documents filed in connection with the Bank's mutual to stock conversion. The fees billed to the Company during the fiscal years ended December 31, 2003 and 2002 for these audit-related services were $151,000 and $19,000, respectively, which were paid to Moss Adams, LLP.

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Tax Fees

        The aggregate fees billed to the Company for tax services by Moss Adams, LLP for the fiscal years ended December 31, 2003 and 2002 were $24,000 and $30,000, respectively, which were paid to Moss Adams, LLP. Such fees were for tax return preparation.

All Other Fees

        The Company paid no other fees to Moss Adams, LLP for the fiscal years ended December 31, 2003 and 2002, respectively.

        The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditors in connection with its annual review of its Charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditors and whether the service could compromise the independence of the independent auditors.

        The Audit Committee of the Board of Directors determined that the services performed by Moss Adams, LLP other than audit services are not incompatible with Moss Adams, LLP maintaining its independence.

PROPOSAL II - APPROVAL OF 2004 STOCK OPTION PLAN

General

        On February 17, 2004, the Board of Directors of the Company unanimously adopted, subject to shareholder approval, the Rainier Pacific Financial Group, Inc. 2004 Stock Option Plan ("2004 Plan").

        The objectives of the 2004 Plan are to reward performance and build the participants' equity interest in the Company by providing long-term incentives and rewards to directors, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. The Company believes that the availability of stock compensation programs is an important element of the Company's overall incentive compensation and growth strategies and that the adoption of the 2004 Plan will assist the Company in meeting the objectives of these strategies.

        The following summary is a brief description of the material features of the 2004 Plan. This summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Appendix C.

Summary of the 2004 Plan

        Type of Stock Option Grants. The 2004 Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422(b) of the Code, and non-qualified stock options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

        Administration. The 2004 Plan is administered by the Compensation Committee, the members of which are appointed by the Company's Board of Directors. Subject to the terms of the 2004 Plan and resolutions of the Board, the Compensation Committee interprets the 2004 Plan and is authorized to make all determinations and decisions thereunder. The Compensation Committee also determines the individuals to whom stock options will be granted, the type and amount of stock options that will be granted, and the terms and conditions applicable to grants.

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        Participants. All directors, directors emeriti and employees of the Company and its subsidiaries are eligible to participate in the 2004 Plan, except that only employees may be granted ISOs.

        Number of Shares of Common Stock Available. The Company has reserved 844,284 shares of Common Stock for issuance under the 2004 Plan in connection with the exercise of awards. Shares of Common Stock to be issued under the 2004 Plan will be authorized but unissued shares. To the extent the Company uses authorized but unissued shares to fund the 2004 Plan, the interests of current shareholders will be diluted. If all options are granted through the use of authorized but unissued Common Stock, current shareholders would be diluted by approximately 9.1% based on the number of shares outstanding on March 5, 2004. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 2004 Plan.

        Adjustments Upon Changes in Capitalization. Shares awarded under the 2004 Plan will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

        Stock Option Grants. The exercise price of each ISO or NQSO will be at least equal to the fair market value of a share of Common Stock, as determined by the closing price of the Common Stock on The Nasdaq Stock Market on the date the option is granted. The closing price of the Common Stock on The Nasdaq Stock Market on March 5, 2004 was $16.49.

        Options may become exercisable in full at the time of grant or at such other times and in such installments as the Compensation Committee determines or as may be specified in the 2004 Plan.

        The aggregate fair market value of ISO shares granted to any employee that may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000. The exercise price of an option may be paid in cash, Common Stock or other property, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Compensation Committee.

        Transferability of Awards. Under the 2004 Plan, no ISO is transferable other than by will or the laws of descent and distribution. Any other option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in the Code, or a gift to any member of the participant's immediate family or to a trust for the benefit of one or more of such immediate family members.  Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Compensation Committee or specified in the 2004 Plan. However, no ISO may be exercised after the tenth anniversary of the date the option was granted.

        Effect of a Change in Control. In the event of a tender offer, exchange offer for shares or a change in control (as defined in the 2004 Plan) of the Company, each outstanding stock option grant will become fully vested. In addition, in the event of a merger or other corporate event in which the Company is not the surviving entity, the 2004 Plan provides that the participant may elect to receive the excess of the fair market value of the Common Stock underlying the option over the option's exercise price in cash or property, as determined in the Compensation Committee's discretion.

        Term of the 2004 Plan. The 2004 Plan will be effective only upon approval by the shareholders of the Company. The 2004 Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

        Amendment of the 2004 Plan. The 2004 Plan allows the Board to amend, suspend or terminate the 2004 Plan without shareholder approval unless such approval is required to comply with a tax law or regulatory requirement. Shareholder approval will generally be required with respect to an amendment to the 2004 Plan that will (i) increase the aggregate number of securities which may be issued under the 2004 Plan, except as specifically set forth under the 2004 Plan, (ii) materially increase the benefits accruing to participants under the 2004 Plan, (iii) materially change the requirements as to eligibility for participation in the 2004 Plan or (iv) change the class of persons eligible to participate in the 2004 Plan. No amendment, suspension or termination of the 2004 Plan, however, will impair the rights of any participant, without his or her consent, in any award made thereunder.

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        Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the 2004 Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of the federal income tax consequences.

        There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or a NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

        On exercise of a NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly reports the income with respect to the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Awards Under the 2004 Plan

        The following table presents information regarding the number of options anticipated to be granted under the 2004 Plan following the effective date of the Plan. The option awards are subject to approval of the 2004 Plan by shareholders. Options will be granted to directors, officers and employees as incentives and therefore no cash consideration will be received by Rainier Pacific in connection with the granting of these options. Payment in full of the option exercise price, however, must be made upon exercise of any option.

Rainier Pacific Financial Group, Inc. 2004 Stock Option Plan
		Number of Shares
		to be Issued Upon
Name and Position	Dollar Value(1)	Exercise of Options

John A. Hall	$ --	140,000
President and Chief Executive Officer of the
Company and the Bank

Victor J. Toy	--	74,000
Senior Vice President and Secretary of the Company
and Senior Vice President of the Bank

Joel G. Edwards	--	50,000
Vice President, Chief Financial Officer and Treasurer
of the Company and Vice President, Chief Financial
Officer, Secretary and Treasurer of the Bank

Carolyn S. Middleton	--	30,000
Vice President and Chief Lending Officer of the Bank

(table continues on following page) 19

Rainier Pacific Financial Group, Inc. 2004 Stock Option Plan
		Number of Shares
		to be Issued Upon
Name and Position	Dollar Value(1)	Exercise of Options

Dalen D. Harrison	--	30,000
Vice President of the Bank

Sandra K. Steffeney	--	30,000
Vice President of the Bank and its subsidiary, Support
Systems, Inc.

All executive officers as a group (seven persons, including	--	374,000
Messrs. Hall, Toy, and Edwards and Ms. Middleton, Ms.
Harrison and Ms. Steffeney)

All non-employee directors as a group (eight persons)	--	180,000

All non-executive officer employees as a group (59 persons)	--	126,000
____________
(1)	Any value realized will be the difference between the exercise price and the market value upon exercise. Since the exercise price for the options will be the market value as of the date of the actual awards, there is no current value.

        The balance of the options, if any, that may be granted under the 2004 Stock Option Plan are expected to be allocated in the future to current and prospective non-employee directors, officers and employees.

        The Board of Directors recommends a vote "FOR" the adoption of the 2004 Stock Option Plan attached to this Proxy Statement as Appendix C.

PROPOSAL III - APPROVAL OF 2004 MANAGEMENT RECOGNITION PLAN

General

        On February 17, 2004, the Board of Directors of the Company unanimously adopted, subject to shareholder approval, the Rainier Pacific Financial Group, Inc. 2004 Management Recognition Plan ("2004 MRP").

        The objective of the 2004 MRP is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. In addition, the Company believes that the MRP will provide an important retention incentive for key personnel.

        The following summary is a brief description of the material features of the 2004 MRP. This summary is qualified in its entirety by reference to the 2004 MRP, a copy of which is attached as Appendix D.


Summary of the 2004 MRP

        Type of Stock Awards. The 2004 MRP provides for the award of Common Stock in the form of restricted stock awards which are subject to the restrictions specified in the MRP or as determined by a Compensation Committee of the Company's Board of Directors.

        Administration. The 2004 MRP is administered by the Compensation Committee. Subject to the terms of the 2004 MRP and resolutions of the Board, the Compensation Committee interprets the 2004 MRP and is authorized to make all determinations and decisions thereunder. The Compensation Committee also determines the individuals to whom restricted stock awards will be made, the number of shares of Common Stock covered by each award and the terms and conditions applicable to such award.

        Participants. All directors, directors emeriti and employees of the Company and its subsidiaries are eligible to participate in the 2004 MRP.

        Number of Shares of Common Stock Available. The Company has reserved 337,714 shares of Common Stock for issuance under the 2004 MRP in the form of restricted stock. The plan will acquire shares on the open market, if available, with funds contributed by the Company to a trust which the Company may establish in conjunction with the plan, or from authorized but unissued shares of the Company. In the event that the shares are not available on the open market and all MRP shares are awarded through the use of authorized but unissued Common Stock, current shareholders would be diluted by approximately 3.9% based on the number of shares outstanding on March 5, 2004. Any shares subject to an award which is forfeited or is terminated will again be available for issuance under the 2004 MRP.

        Adjustments Upon Changes in Capitalization. Shares awarded under the 2004 MRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

        Restricted Stock Awards. Awards under the 2004 MRP will be made in the form of restricted shares of Common Stock that are subject to restrictions on transfer of ownership. It is anticipated that the initial awards under the 2004 MRP will vest in equal installments over a five-year period beginning on the first anniversary of the date of grant. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the recipient will be recognized during the period over which the shares vest. If a recipient terminates service with the Company or its subsidiaries for reasons other than death or disability, or normal retirement after attainment of age 65, the recipient forfeits all rights to shares under restriction. If such termination is caused by death, disability, or normal retirement after attainment of age 65, all restrictions expire and all shares allocated become unrestricted. A recipient will be entitled to voting, dividends and other stockholder rights with respect to the shares while restricted.

        Effect of a Change in Control. In the event of a tender offer, exchange offer for shares or a change in control (as defined in the 2004 MRP) of the Company, each outstanding award under the 2004 MRP will become fully vested at the election of the participant that is made within 60 days following such event. If the participant does not make such election within the 60 day period, the restricted shares will continue to vest as though no such event had occurred.

        Term of the 2004 MRP. The 2004 MRP will be effective only upon approval by the shareholders of the Company. The 2004 MRP will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

        Amendment of the 2004 MRP. The 2004 MRP allows the Board to amend, suspend or terminate the 2004 MRP without shareholder approval unless such approval is required to comply with a tax law or regulatory requirement. No amendment, suspension or termination of the 2004 MRP, however, will impair the rights of any participant, without his or her consent, in any award made thereunder. The 2004 MRP also allows the Compensation Committee to waive any terms or conditions the Company has with respect to any award. Any other amendment, change or termination requires the affected participant's consent.


        Certain Federal Income Tax Consequences. The following brief description of the tax consequences of awards of restricted stock under the 2004 MRP is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

        A participant who has been awarded restricted stock under the 2004 MRP and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount (if any) paid therefor.

        A recipient of a restricted stock award who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount (if any) paid therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Awards Under the 2004 MRP

        The following table presents information regarding the number of restricted shares of Common Stock anticipated to be awarded under the 2004 MRP following the effective date of the MRP. The restricted stock awards are subject to approval of the 2004 MRP by shareholders. Awards under the 2004 MRP are granted at no cost to the recipient. The dollar value of the shares set forth in the table below is based on $16.49 per share, the closing price of the Company's common stock as quoted on The Nasdaq Stock Market on March 5, 2004. The market price of the Company's Common Stock may fluctuate between the date of this proxy statement and the date of the Annual Meeting. Fluctuations in the market price of the Company's Common Stock will result in an increase or decrease in the value of the Company restricted shares to be received by recipients under the 2004 MRP.

Rainier Pacific Financial Group, Inc. 2004 Management Recognition Plan
		Number
Name and Position	Dollar Value	of Shares

John A. Hall	$ 989,400	60,000
President and Chief Executive Officer of the
Company and the Bank

Victor J. Toy	659,600	40,000
Senior Vice President and Secretary of the Company
and Senior Vice President of the Bank

Joel G. Edwards	371,025	22,500
Vice President, Chief Financial Officer and Treasurer
of the Company and Vice President, Chief Financial
Officer, Secretary and Treasurer of the Bank

Carolyn S. Middleton	371,025	22,500
Vice President and Chief Lending Officer of the Bank

Dalen D. Harrison	371,025	22,500
Vice President of the Bank

(table continued on following page) 22

Rainier Pacific Financial Group, Inc. 2004 Management Recognition Plan
		Number
Name and Position	Dollar Value	of Shares

Sandra K. Steffeney	$ 288,575	17,500
Vice President of the Bank and its subsidiary, Support
Systems, Inc.

All executive officers as a group (six persons, including	3,050,650	185,000
Messrs. Hall, Toy, and Edwards and Ms. Middleton, Ms.
Harrison and Ms. Steffeney)

All non-employee directors as a group (eight persons)	1,315,902	79,800

All non-executive officer employees as a group (52 persons)	956,420	58,000

        The balance of the shares, if any, that may be granted under the 2004 MRP are expected to be allocated in the future to current and prospective non-employee directors, officers and employees.

        The Board of Directors recommends a vote "FOR" the adoption of the 2004 Management Recognition Plan attached to this Proxy Statement as Appendix D.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation. The Company has retained Georgeson Shareholder Communications, Inc., to assist in soliciting proxies for a fee of $8,500, and reimbursement of reasonable out-of-pocket expenses.

        The Company's 2003 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the Voting Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

        A copy of the Company's Form 10-K for the year ended December 31, 2003, as filed with the SEC, will be furnished without charge to shareholders of record as of the close of business on the Voting Record Date upon written request to Victor J. Toy, Secretary, Rainier Pacific Financial Group, Inc., 3700 Pacific Highway East, Suite 200, Fife, Washington 98424.


SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the Company's Annual Meeting to be held in April 2005 must be received by the Company no later than November 26, 2004 to be considered for inclusion in the proxy materials and form of proxy relating to such Annual Meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        In addition, the Company's Articles of Incorporation provide that in order for business to be brought before the Annual Meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

        The Company's Articles of Incorporation generally provide that stockholders will have the opportunity to nominate directors of the Company if such nominations are made in writing and are delivered to the Corporate Secretary of the Company not less than 30 days nor more than 60 days before the annual meeting of stockholders; provided, however, if less than 31 days' notice is given, such notice shall be delivered to the Corporate Secretary of the Company no later than the close of the tenth day following the date on which notice of the meeting was mailed to stockholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (v) as to the stockholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such stockholder.

                                                                                BY ORDER OF THE BOARD OF DIRECTORS

                                                                                /s/ Victor J. Toy

                                                                                VICTOR J. TOY
                                                                                Secretary

Fife, Washington
March 18, 2004


Appendix A

RAINIER PACIFIC FINANCIAL GROUP, INC.

Audit Committee Charter

I. Purpose

The Audit Committee (the "Committee") is appointed by the Board of Directors of Rainier Pacific Financial Group, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibilities with respect to:

monitoring the quality and integrity of the Company's financial reporting process and systems of internal controls;

monitoring the Company's compliance with legal and regulatory requirements;

monitoring the independence and performance of the Company's independent auditors and internal audit function; and

providing an avenue of communication among the independent auditors, internal audit, management, and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition and Qualifications

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand financial statements of similar complexity as that of the Company within a reasonable period of time after their appointment to the Committee. In addition, at least one member of the Committee shall be designated as the "financial expert", as defined in the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Market (the "NASDAQ"). Furthermore, the Committee will be maintained in conformance with any other independence, experience, financial expertise, conflict of interest, and compensation rules established by the SEC and NASDAQ.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. If a Committee Chair is not designated by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

III. Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. As part of its purpose to foster open communication, the Committee should meet at least annually with management, the Chief Internal Auditor, and the independent auditors in separate executive sessions to discuss any matters

that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financials consistent with IV.5 below.

IV. Responsibilities and Duties

The items enumerated below set forth the general activities of the Committee in carrying out its purpose outlined in Section I of this Charter. These activities serve as a guide, and the Committee may carry out additional functions and adopt additional practices as may be deemed appropriate in light of changing business, legislative, regulatory, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to fulfilling the Committee's purpose.

The Committee, in fulfilling its purpose, is authorized to undertake special projects and investigations into matters of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting, or other advisors for this purpose, including the authority to approve terms of engagement and the fees payable to such advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering an audit report and to any advisors engaged by the Committee.

The Committee shall conduct the following activities, and be given full access to the Company's internal audit function, the Board of Directors, corporate executives, and independent auditor, as necessary to carry out such responsibilities and duties.

Review Procedures

1.	Review and reassess the adequacy of this Charter, at least annually, as needed. The Committee shall submit the Charter to the Board of Directors for approval.

2.	Review the Company's annual audited financial statements and any financial statements submitted to the public, including any certification, report, opinion, or review rendered by the independent auditors.

3.	Review the regular and special reports prepared by the internal audit function and management's response and follow-up thereto. In addition, the Committee shall review progress reports on the internal audit plan and explanations for any deviations from the original plan.

4.	Review the reports of examination by state and federal banking examiners and other regulatory authorities.

5.	Review with management and the independent auditors the financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, in the Company's reports on Forms 10-Q and 10-K and annual report to shareholders prior to its filing or prior to the release of earnings. The Committee shall recommend to the Board whether or not the audited financial statements should be included in the Company's 10-K.

6.	Review disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.
Independent Auditors

7.	Have the sole authority to appoint or replace the independent auditors.

8.	Approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee may delegate authority to pre-approve non-audit services to one or more members of the Committee. If this authority is delegated, all approved non-audit services will be reported to the Committee at its next scheduled meeting.

9.	Ensure the independent auditors' ultimate accountability to the Audit Committee and the Board of Directors, as representatives of the shareholders, receiving reports directly from the auditors.

10.	Oversee and evaluate the work of the independent auditors by regularly reviewing their performance, and at least once every two years reviewing their "peer review" reports.

11.	Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No.1. On an annual basis, the Committee should review and discuss with the auditors any such relationships to determine the auditors' independence and objectivity, and shall take appropriate action to oversee the independence of the auditors.

12.	Discuss with the independent auditors all matters required to be communicated to audit committees in accordance with Statement of Auditing Standards No. 61.

13.	Consult with the independent auditors, without the presence of management, about internal controls and the completeness and accuracy of the Company's financial statements.

14.	Ensure that the lead audit partner of the independent auditors and the concurring audit partner are rotated at least every five years, and that all other audit partners are rotated at least every seven years.

15.	Discuss with management any second opinions sought regarding accounting, financial reporting, and auditing matters from an accounting firm other than the Company's independent auditors, including the substance and reasons for seeking any such opinion.

Financial Reporting Processes

16.	Review, in consultation with management, internal audit, and the independent auditors, the integrity of the Company's financial reporting and disclosure processes and controls, for both internal and external reporting.

17.	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

18.	Review the financial statements and consider whether they are complete, consistent with information known to Committee members, and reflect appropriate accounting principles

19	Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.
20.	Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal audit function.

Risk Management and Compliance

21.	Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit function together with management's responses.

22.	Review any significant judgments made in management's preparation of the financial statements and discuss such with the independent auditor, internal auditors, and management as to the appropriateness of such judgments.

23.	Following completion of the annual audit, review separately, as needed, with each of management, the independent auditors, and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

24.	Review (and in the case of the independent auditors, settle) any disagreement among management and the independent auditors or the internal auditors in connection with the preparation of the financial statements.

25.	Review with the independent auditors, the internal auditors, and management the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

26.	Review with the independent auditors, the internal auditors, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

27.	Review with management, and independent counsel or advisors when necessary, the Company's financial statements, reports, and other information disseminated to the public and filed with governmental organizations, to assess compliance with legal requirements and the requirements of the SEC and NASDAQ.

28.	Review the internal audit function of the Company, including the internal audit budget, the annual audit plan, changes in plan, activities, independence, competence, staffing adequacy, authority and organization of the internal audit function, the reporting relationships among the internal audit function, internal audit reporting obligations, proposed internal audit plans, and the coordination of such plans with the independent auditors.

29.	Review the appointment, performance and replacement of the Chief Internal Auditor.

30.	Review reports and disclosures of insider and affiliate related-party transactions for potential conflicts of interest and non-compliance with applicable regulations.

31.	Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

32.	Establish procedures for the receipt, retention and treatment of complaints or concerns received by the Company regarding accounting, internal controls, or auditing matters; and for the confidential
and anonymous submission by employees of information relating to questionable accounting or auditing matters.

33.	Discuss with management and the independent accountants (and legal counsel, if necessary) any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

34.	Review corporate securities trading policies and practices with legal counsel, as necessary.

35.	Review legal compliance and regulatory matters with legal counsel that may have a material impact on the Company's financial statements or its compliance and reporting policies, as necessary.

Miscellaneous

36.	The Committee shall monitor the independence of the Board, assuring that the majority of the Board consists of independent directors (as defined in Section II above) and review and assess any potential conflicts of interest between directors and the Company.

37.	Prepare an Audit Committee report, and review the publication of the Committee's Charter, for inclusion in the Company's annual proxy statement, consulting with the Company's legal counsel as necessary.

38.	Conduct an annual self-assessment of the Committee's performance in fulfilling its requirements of this Charter and other applicable audit committee practices.

39.	Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

40.	Minutes of each meeting will be provided to the Board of Directors on a timely basis. In addition, the Committee will periodically report to the Board of Directors on significant topics related to Committee activities and responsibilities.

V. Authority and Limitations

While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

* * * *

Date Approved: 06/17/03
Date Revised: 12/16/03

A-5


Appendix B

RAINIER PACIFIC FINANCIAL GROUP, INC.

Nominating Committee Charter

I. Purpose

The Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Rainier Pacific Financial Group, Inc. (the "Company"):

to assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the elections to be held at the next annual meeting of shareholders;

to assist the Board in filling any vacancy that may arise on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancies; and

to lead the Board in its periodic evaluation of the performance of the Board.

II. Composition and Qualifications

The Committee shall be comprised of three (3) or more directors as determined by the Board, all of whom shall be independent non-executive directors, who are not employees of the Company, its subsidiaries or affiliates, and meet the "independent" definition of the NASD (Rule 4200). Members of the Committee shall be appointed and removed only by the Board. The Board shall appoint one member of the Committee as its Chair. A majority of the members of the Committee present at any of its meetings shall constitute a quorum.

III. Meetings

The Committee shall meet at least once annually, and at such other times as it deems necessary to fulfill its responsibilities and duties set forth in this Charter.

IV. Responsibilities and Duties

The Committee shall have the primary responsibility to develop the criteria for the selection of new directors to the Board, including, but not limited to skills, experience, diversity, age, time availability, and such other criteria set forth in corporate policies or as the Committee shall determine to be relevant at the time. The Committee shall have the authority to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

In addition, the Committee is responsible for establishing and administering the necessary processes associated with nominating potential directors, including, but not limited to, applications, screening, and interviewing prospective candidates; and finalizing its slate of candidates for recommendation to the Board. These processes will apply to the filling of vacancies that may occur on the Board from time-to-time, and the election of directors at the annual meeting of shareholders.

The Committee is also responsible for the development and administration of the internal evaluation of the Board's performance and any related individual Board member performance. Such evaluations shall be used by the Committee in carrying out its nominating responsibilities.

Duties

1.	When Board vacancies occur, or otherwise at the direction of the Board, the Committee shall actively identify, recruit, interview, and evaluate individuals whom the Committee determines meet its criteria and standards for recommendation to the Board.

2.	The Committee shall be responsible for reviewing all candidates nominated by shareholders, and determining whether or not to include the candidate as a nominee in the Company's proxy materials.

3.	The Committee shall recommend to the Board, on an annual basis, nominees for election as directors for the next annual meeting of shareholders and shall be responsible for administering the Company's compliance with the election provisions of its Articles of Incorporation, Bylaws, and related policies.

4.	The Committee shall develop an annual self-evaluation process for the Board in order to determine whether the Board, taken as a whole, and its individual members are functioning effectively. The Committee shall oversee this annual self-evaluation process and prepare an assessment of the Board's performance, which shall be discussed with the Board. The full Board will determine what action, if any, could improve the Board's performance.

5.	The Committee shall monitor the independence of the Board, to the extent that its nomination process ensures that the majority of the Board consists of independent directors as set forth in the Company's policies.

6.	The Committee will establish, or identify and provide access to, appropriate orientation programs, sessions, or materials for newly elected directors of the Company for their benefit either prior to or within a reasonable period of time after their nomination or election as a director.

7.	The Committee will provide a report of the Company's nomination process, activities, and resulting nominations in connection with the proxy materials associated with the Company's annual meeting of shareholders.

8.	The Committee shall annually review its own performance, as well as the adequacy of this Charter and related corporate policies. Any proposed changes shall be recommended to the Board for approval.

9.	Minutes of each meeting will be provided to the Board of Directors on a timely basis. In addition, the Committee will make from time-to-time, special presentations to the Board of Directors on topics related to Committee activities or responsibilities.

V. Authority and Limitations

The Committee has the authority to implement the provisions of this Charter. Furthermore, the Committee shall have the authority to retain any outside advisors at the Company's expense, as the Committee may deem appropriate in its sole discretion, to assist it in carrying out its responsibilities and duties.

* * * *

Date Approved:12/16/03

B-2


Appendix C

RAINIER PACIFIC FINANCIAL GROUP, INC.

2004 STOCK OPTION PLAN

        1.         Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its shareholders by providing a means for attracting and retaining directors, emeritus directors and employees of the Corporation and its Affiliates, and aligning the interests of Participants, as defined below, with shareholders.

        2.         Definitions. The following definitions are applicable to the Plan:

        "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

        "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, or any combination thereof, as provided in the Plan.

        "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

        "Board" -- means the board of directors of the Corporation.

        "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

        "Code" -- means the Internal Revenue Code of 1986, as amended.

        "Committee" -- means the Company's Compensation Committee referred to in Section 3 hereof.

        "Corporation" -- means Rainier Pacific Financial Group, Inc., a Washington corporation, and any successor thereto.

        "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

        "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

        "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

        "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

C-1


        "Participant" -- means any director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

        "Plan" -- means this Rainier Pacific Financial Group, Inc. 2004 Stock Option Plan.

        "Shares" -- means the shares of common stock of the Corporation.

        "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, emeritus director or employee of the Corporation or any Affiliate for purposes of any other Award.

        3.        Administration. The Plan shall be administered by the Company's Compensation Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

        A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

        4.        Shares Subject to Plan.

                (a)     Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 844,284 plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

                (b)     During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 200,000 Shares, subject to adjustment as provided in Section 6.

        5.         Awards.

                The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                        (a)     Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

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                        (b)     Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                        (c)     Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                        (d)     Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

                        (e)     Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) two years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

        6.         Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. However, any repurchases by the Corporation of its Shares shall have no affect on the number of Shares reserved for issuance under the Plan, or Awards granted under the Plan. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

        7.         Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

        8.         Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options granted and not fully exercisable shall become exercisable in full upon

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the happening of such event, however, no Option which has previously been exercised or otherwise terminated shall become exercisable.

        9.         Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

        10.         Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

        11.         Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

        12.         Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

        13.         Amendment or Termination.

                (a)     The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

                (b)     The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

        14.         Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

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Appendix D

RAINIER PACIFIC FINANCIAL GROUP, INC.

2004 MANAGEMENT RECOGNITION PLAN

        1.         Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its shareholders by providing a means for attracting and retaining directors, emeritus directors and employees of the Corporation and its Affiliates.

        2.         Definitions. The following definitions are applicable to the Plan:

        "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

        "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

        "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

        "Board" -- means the board of directors of the Corporation.

        "Code" -- means the Internal Revenue Code of 1986, as amended.

        "Committee" -- means the Company's Compensation Committee referred to in Section 3 hereof.

        "Corporation" -- means Rainier Pacific Financial Group, Inc., a Washington corporation, and any successor thereto.

        "Participant" -- means any director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

        "Plan" -- means this Rainier Pacific Financial Group, Inc. 2004 Management Recognition Plan.

        "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

        "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

        "Shares" -- means the shares of common stock of the Corporation.

        "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, emeritus director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

        3.         Administration. The Plan shall be administered by the Company's Compensation Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards;

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(ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

        A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

        4.         Shares Subject to Plan. Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 337,714 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

        5.         Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

(a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraph (c) of this Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends with respect to the Restricted Stock.

The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b) If a Participant incurs a Termination of Service for any reason (other than death, disability, or normal retirement after attainment of age 65), all Shares of Restricted Stock awarded to such Participant and which at the time of such Termination of Service are subject to the restrictions imposed pursuant to paragraph (a) of this Section 5 shall upon such Termination of Service be forfeited and returned to the Corporation. If a Participant incurs a Termination of Service by reason of death, disability or normal retirement after attainment of age 65, the Restricted Period with respect to the Participant's Restricted Stock then still subject to restrictions shall thereupon lapse.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Rainier Pacific Financial Group, Inc. 2004 Management Recognition Plan. Copies of such Plan are on file in the office of the Secretary of Rainier Pacific Financial Group, Inc, P.O. Box 11628, Tacoma, Washington 98411-6628.

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(d) At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

(e) Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 5 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

        6.         Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate[s] or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(c) hereof.

        7.         Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 7 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, at the election of a Participant that is made within 60 days following such date, the Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse and all Shares awarded hereunder as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If the Participant does not make such election within 60 days following such tender offer, exchange offer, or change in control, such Shares shall continue to be vested in accordance with the other provisions of such Award; provided, however, that no Award which has previously been forfeited shall become vested.

        8.         Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code.

        9.        Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

        10.         Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a

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registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

        11.         Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

        12.         Amendment or Termination.

                (a)     The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

                (b)     The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

        13.         Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 12 hereof.

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REVOCABLE PROXY
RAINIER PACIFIC FINANCIAL GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS
APRIL 26, 2004

        The undersigned hereby appoints the Board of Directors of Rainier Pacific Financial Group, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Sheraton Tacoma Hotel located at 1320 Broadway, Tacoma, Washington, on Monday, April 26, 2004, at 1:00 p.m., local time, and at any and all adjournments thereof, as follows:

		FOR	WITHHELD

1	The election as director of the nominees	[ ]	[ ]
listed below (except as marked to the
contrary below).

For a one year term:
Charles E. Cuzzetto
Stephen M. Bader
John A. Hall

For a two year term:
Brian E. Knutson
Alan M. Somers
Alfred H. Treleven, III

For a three year term:
Edward J. Brooks
Karyn R. Clarke
Robert H. Combs

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.

		FOR	AGAINST	ABSTAIN

2	The adoption of the 2004 Stock Option Plan.	[ ]	[ ]	[ ]

3	The adoption of the 2004 Management Recognition Plan.	[ ]	[ ]	[ ]

4	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

This proxy also provides voting instructions to the Trustees of the Rainier Pacific 401(k) Employee
Stock Ownership Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated. If any other business is presented at such meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 18, 2004 and the 2003 Annual Report to Shareholders.

Dated:__________ , 2004

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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